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Semi-Annual Report

September 30, 2001

CMA California
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2001, CMA California Municipal Money Fund paid shareholders a net annualized yield of 2.17%.* As of September 30, 2001, the Fund's 7-day yield was 1.76%.

Economic Environment

Since our last report to shareholders, US financial markets weakened further as the economy continued to move closer to recessionary territory. In the second quarter of 2001, US gross domestic product (GDP) increased by a sluggish 0.3% after growing 1.3% during the first quarter. (Should the economy's GDP register two consecutive quarters of negative growth, the economy would then be considered to be in a recession.) The terrorist attacks on New York City and Washington DC, which occurred just prior to the end of the period, caused further damage to an already fragile economic environment. In response to this slowdown, the Federal Reserve Board aggressively continued to lower short-term interest rates in an attempt to stabilize the economy. With an additional 50 basis point (0.50%) cut of the Federal Funds rate on October 2, 2001, the Federal Reserve Board has eased monetary policy nine times since the beginning of 2001, moving short-term interest rates to their lowest levels in decades. Despite the efforts of the Federal Reserve Board, equity markets were hard hit by weakening consumer demand and narrowing profit margins. Both the Dow Jones Industrial Average and the NASDAQ Composite Index recorded double-digit percentage losses for the period. In fixed-income markets, the very short end of the Treasury yield curve performed well as a result of the Federal Reserve Board interest rate cuts. The yields on the three-month Treasury bill, six-month Treasury bill and two-year Treasury note dropped 1.88%, 1.78% and 1.36%, respectively. In the coming months, investors should have a better sense of the scope and effectiveness of the US Government's military and economic response to the September attacks. By September 30, 2001, Congress was still in the process of finalizing a substantial economic stimulus package that could exceed $100 billion.

Investment Strategy

During the six-month period ended September 30, 2001, CMA California Municipal Money Fund maintained an average portfolio maturity in the neutral range of 40 days-50 days. California short-term note issuance increased significantly compared to the same period a year ago as the result of a $5.7 billion revenue anticipation note issued by the state. California was forced to re-enter the short-term municipal market as tax revenues weakened, and the financial burden of the unresolved electric deregulation crisis continued to weigh on the state's balance sheet. In general, municipal note yields trended lower as the economy slowed and the Federal Reserve Board continued to cut short-term borrowing rates. The Fund was active in the note market, purchasing $285 million in notes with yields ranging from 2.22%-2.68%. For the period ended September 30, 2001, we allocated approximately 15% of the Fund's assets to this sector.

Our largest note purchases during the period included the tax and revenue anticipation notes in the California School Cash Reserve ($65 million), Los Angeles County ($30 million) and the South Coast Local Education Agency ($30 million). All three issues received the highest short-term municipal ratings from a major ratings agency and provided the Fund with excellent credit quality, liquidity and

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

yield. Additionally, the Fund continued to allocate approximately 20% of assets to the commercial paper sector. This sector continued to provide an excellent avenue to maintain our desired average portfolio maturity and level of diversification. These holdings will play an increasingly important role as year end approaches, and we are seeking opportunities to secure yields through the first quarter of 2002 when short-term yields are expected to drop sharply as a result of asset inflows. Finally, in the coming months, we will continue to monitor developments as California's state legislature searches for a satisfactory political and legal solution to its energy crisis. An agreement would likely reimburse the state $6.2 billion in power payments it made on behalf of the struggling utilities through September 30, 2001. The resolution may ultimately produce a record bond offering, which could exceed $12 billion and could strongly influence the future path of municipal yields. Our investment strategy implemented at the end of the period continued to provide shareholders with a well-diversified and high-quality portfolio.

In Conclusion

We thank you for your continued support of CMA California Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

October 30, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

CMA CALIFORNIA MUNICIPAL MONEY FUND
PROXY RESULTS

During the six-month period ended September 30, 2001, CMA California Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                        Shares Voted      Shares Withheld
                                                             For            From Voting
------------------------------------------------------------------------------------------
1. To elect the Fund's Board   Terry K. Glenn           2,293,941,374       11,669,233
   of Trustees:                Ronald W. Forbes         2,293,946,509       11,664,098
                               Cynthia A. Montgomery    2,293,856,164       11,754,443
                               Charles C. Reilly        2,293,156,819       12,453,788
                               Kevin A. Ryan            2,293,977,576       11,633,031
                               Roscoe S. Suddarth       2,293,797,480       11,813,127
                               Richard R. West          2,293,865,944       11,744,663
                               Edward D. Zinbarg        2,293,758,821       11,851,786
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                     Shares Voted     Shares Voted    Shares Voted
                                                                          For            Against         Abstain
------------------------------------------------------------------------------------------------------------------
2. To approve to convert the Fund to a "master/feeder" structure.    2,215,626,406      58,834,292      31,149,909
------------------------------------------------------------------------------------------------------------------
3. To approve to divide the Fund's shares into additional classes.   2,212,346,046      64,359,241      28,905,320
------------------------------------------------------------------------------------------------------------------
4. To change the Fund's investment restrictions.                       Adjourned         Adjourned       Adjourned
------------------------------------------------------------------------------------------------------------------

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                  (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
California--                ABN Amro Munitops Certificates Trust, VRDN (a):
99.0%            $10,412         Series 1998-17, 2.30% due 7/05/2006 (c)................................        $   10,412
                   5,000         Series 1998-25, 2.30% due 7/05/2006 (c)................................             5,000
                   5,373         Series 1999-7, 2.30% due 7/04/2007 (b).................................             5,373
                   9,500    Antioch, California, Unified School District, GO, TRAN, 3.50% due
                            7/02/2002...................................................................             9,559
                            California Educational Facilities Authority Revenue Bonds, VRDN (a):
                  11,300         (Life Chiropractic College), 1.90% due 1/01/2025.......................            11,300
                   4,000         (Pepperdine University), Series B, 2.15% due 11/01/2029................             4,000
                   3,900         (San Francisco Conservatory), 1.95% due 3/01/2025......................             3,900
                   2,900    California HFA, Home Mortgage Revenue Bonds, VRDN, AMT, Series W,
                            3.90% due 10/01/2001 (a)....................................................             2,900
                            California HFA, M/F Housing Revenue Bonds, VRDN (a):
                  31,300         AMT, Series A, 2.30% due 2/01/2026.....................................            31,300
                   3,975         Series B, 2.25% due 2/01/2031..........................................             3,975
                            California Health Facilities Finance Authority, Revenue Refunding
                            Bonds, VRDN (a):
                   1,300         (Adventist Hospital), Series A, 2.503% due 9/01/2028 (b)...............             1,300
                  21,000         (Sutter/Catholic Healthcare System), Series B, 2.50% due 7/01/2012 (d).            21,000
                   2,500    California Infrastructure and Economic Development, Bank Empowerment
                            Revenue Bonds (Gold Coast Baking Company Project), VRDN, AMT,
                            2.15% due 4/01/2012 (a).....................................................             2,500
                   5,600    California Pollution Control Financing Authority, Environmental
                            Improvement Revenue Bonds (Atlantic Richfield Co. Project), VRDN, AMT,
                            2.35% due 12/01/2032 (a)....................................................             5,600
                            California Pollution Control Financing Authority, PCR, Refunding
                            (Pacific Gas and Electric), VRDN (a):
                  72,300         AMT, Series B, 2.75% due 11/01/2026....................................            72,300
                  66,975         Series C, 2.75% due 11/01/2026.........................................            66,975
                   1,000         Series F, 2.75% due 11/01/2026.........................................             1,000
                  43,300    California Pollution Control Financing Authority, Resource Recovery
                            Revenue Bonds (Atlantic Richfield Co. Project), VRDN, Series A,
                            2.50% due 12/01/2024 (a)....................................................            43,300
                            California Pollution Control Financing Authority, Solid Waste Disposal
                            Revenue Bonds, VRDN, AMT (a):
                   3,030         (Edco Disposal Corp. Project), Series A, 2.25% due 10/01/2016..........             3,030
                   2,500         (Shell Martinez Refining), Series A, 2.45% due 10/01/2031..............             2,500
                   8,500         (Shell Oil Company--Martinez Project), Series A, 2.50% due 10/01/2024..             8,500
                   4,965         (Taormina Industries Inc. Project), 2.10% due 8/01/2014................             4,965
                   9,300         (Taormina Industries Inc. Project), Series A, 2.10% due 8/01/2016......             9,300
                  16,485         (Taormina Industries Inc. Project), Series B, 2.10% due 8/01/2014......            16,485
                  65,000    California School Cash Reserve Program Authority Revenue Bonds, Series A,
                            4% due 7/03/2002 (d)........................................................            65,651

Portfolio Abbreviations for CMA California Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
CP          Commercial Paper
FLOATS      Floating Rate Securities
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
RAN         Revenue Anticipation Notes
S/F         Single-Family
TECP        Tax-Exempt Commercial Paper
TRAN        Tax Revenue Anticipation Notes
VRDN        Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
California       $ 2,595    California School Facilities Financing Corporation, COP, Refunding (Capital
(continued)                 Improvement Financing Projects), VRDN, Series C, 2.30% due 7/01/2022 (a)            $    2,595
                  45,000    California State Department of Water Resources, Water Revenue Bonds, FLOATS,
                            Series K-1, 2.35% due 10/31/2004 (a).........................................           45,000
                   2,900    California State Economic Development Financing Authority, IDR
                            (Harvel Plastics Inc. Project), VRDN, AMT, 2.45% due 3/01/2010 (a)...........            2,900
                            California State, GO, TECP:
                  12,000         2.20% due 10/15/2001....................................................           12,000
                  19,500         2.40% due 11/13/2001....................................................           19,500
                  20,100         2.25% due 12/03/2001....................................................           20,100
                  30,000         2.35% due 12/05/2001....................................................           30,000
                   9,550         2.25% due 12/06/2001....................................................            9,550
                            California State, GO, MSTR, VRDN (a):
                   8,555         Series SGA-7, 2.35% due 9/01/2018 (e)...................................            8,555
                   9,600         Series SGA-39, 2.35% due 6/01/2014 (b)..................................            9,600
                   9,340         Series SGA-40, 2.35% due 6/01/2013 (c)..................................            9,340
                   9,370         Series SGA-72, 2.35% due 6/01/2017 (c)..................................            9,370
                            California State, GO, Refunding, MSTR, VRDN (a):
                  18,800         Series SGA-119, 2.50% due 9/01/2028 (c).................................           18,800
                  22,900         Series SGA-135, 2.50% due 12/01/2030 (d)................................           22,900
                  28,000         Series SGA-136, 2.50% due 12/01/2030....................................           28,000
                            California State, RAN:
                  52,000         3.25% due 6/28/2002.....................................................           52,386
                  34,000         Series B, 5% due 6/28/2002..............................................           34,000
                            California Statewide Communities Development Authority, M/F Housing
                            Revenue Bonds, VRDN (a):
                  10,000         (Canyon Creek Apartments), AMT, Series C, 2.10% due 6/15/2025 (f).......           10,000
                   3,660         (Greenback Manor Apartments), AMT, Series A, 2.35% due 2/01/2028........            3,660
                   4,200         (Kimberly Woods), AMT, Series B, 2.10% due 6/15/2025 (f)................            4,200
                  10,000         (More Than Shelter), Series A, 2.20% due 1/15/2031......................           10,000
                  28,250    California Statewide Communities Development Authority Revenue Bonds
                            (Fremont-Rideout), VRDN, Series A, 2.55% due 1/01/2031 (a)(d)................           28,250
                   8,490    California Statewide Communities Development Authority, Solid Waste
                            Facilities Reenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT,
                            2.50% due 12/15/2024 (a).....................................................            8,490
                  56,700    California Transit Finance Authority Revenue Bonds, VRDN,
                            2.15% due 10/01/2027 (a)(e)..................................................           56,700
                            Clipper Tax Exempt, COP, VRDN, AMT, Series 98-9 (a):
                   6,055         2.13% due 6/01/2002.....................................................            6,055
                   2,684         2.13% due 7/12/2003.....................................................            2,684
                  15,950         2.13% due 9/01/2004.....................................................           15,950
                  15,525    Contra Costa, California, Water District Revenue Bonds, MSTR, VRDN,
                            Series SGA 24, 2.30% due 10/01/2019 (a)(b).............................                 15,525
                  17,000    Contra Costa, California, Water District, Water Revenue Bonds, CP, Series A,
                            2.35% due 12/13/2001.........................................................           17,000
                   5,800    Dublin, California, M/F Housing Authority Revenue Bonds (Park Sierra), VRDN,
                            AMT, Series A, 2.35% due 6/01/2028 (a).......................................            5,800
                  16,355    Eagle Tax-Exempt Trust, California, HFA, Mortgage Revenue Bonds, VRDN,
                            Series F-C7, 2.13% due 8/01/2023 (a)(b)......................................           16,355
                            Eagle Tax-Exempt Trust, California, VRDN, Class A (a):
                  29,700         Series 2000-0501, 2.18% due 10/01/2028..................................           29,700
                  23,905         Series 2000-0507, 2.06% due 10/01/2026..................................           23,905

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
California       $19,920    Eastern Municipal Water District, California, Water and Sewer Revenue
(continued)                 Refunding Bonds, COP, VRDN, Series B, 2.25% due 7/01/2020 (a)(c)............        $   19,920
                   8,900    Elsinore Valley, California, Municipal Water District, COP, VRDN, Series A,
                            1.90% due 7/01/2029 (a)(c)..................................................             8,900
                   4,685    Fresno, California, Water System Revenue Refunding Bonds, MSTR, VRDN,
                            Series SGA 76, 2.30% due 6/01/2024 (a)(c)...................................             4,685
                  15,000    Fresno County, California, GO, TRAN, 3.50% due 7/01/2002....................            15,096
                  10,000    Golden Empire, California, Schools Financing Authority, Lease Revenue Bonds
                            (Kern High School District Projects), VRDN, 2.40% due 8/01/2031 (a).........            10,000
                   6,620    Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds
                            (Jeffrey Court Senior Apartments), VRDN, AMT, 2.35% due 3/01/2028 (a).......             6,620
                   2,155    Kern County, California, Superintendent of Schools, COP, VRDN, Series A,
                            2.15% due 12/01/2021 (a)....................................................             2,155
                  10,000    Livermore Valley, California, Joint Unified School District, GO, TRAN,
                            4.50% due 10/24/2001........................................................            10,006
                  19,430    Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda
                            Springs Apartments), VRDN, AMT, 2.27% due 7/01/2019 (a).....................            19,430
                  51,250    Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A,
                            2.60% due 11/07/2001........................................................            51,250
                  14,740    Los Angeles, California, Community Redevelopment Agency, M/F Housing
                            Revenue Bonds (Rowan Lofts Project), VRDN, AMT, Series A,
                            2.30% due 12/01/2034 (a)....................................................            14,740
                   3,000    Los Angeles, California, Department of Airports, Airport Municipal Trust
                            Revenue Bonds, FLOATS, Series SG 61, 2.13% due 5/15/2020 (a)................             3,000
                            Los Angeles, California, Department of Water and Power, CP:
                  22,200         2.30% due 11/08/2001...................................................            22,200
                  25,000         2.56% due 11/08/2001...................................................            25,000
                  30,000         2.20% due 12/03/2001...................................................            30,000
                  38,200         2.35% due 2/08/2002....................................................            38,200
                            Los Angeles, California, Department of Water and Power, Electric Plant
                            Revenue Refunding Bonds, MSTR, VRDN (a):
                   4,075         Series SGA 4, 2.30% due 11/15/2019 (c).................................             4,075
                   4,005         Series SGA 6, 2.30% due 11/15/2019 (b).................................             4,005
                  61,800    Los Angeles, California, Department of Water and Power, Waterworks Revenue
                            Refunding Bonds, VRDN, Sub-Series B-4, 2.20% due 7/01/2035 (a)..............            61,800
                   5,000    Los Angeles, California, Harbor Department Revenue Bonds, FLOATS,
                            Series SG-59, 2.13% due 8/01/2026 (a)(b)....................................             5,000
                  50,000    Los Angeles, California, Unified School District, TRAN, Series A,
                            5.25% due 10/03/2001........................................................            50,016
                   6,875    Los Angeles, California, Wastewater Revenue Bonds, CP, 2.20% due 1/31/2002               6,875
                  15,600    Los Angeles, California, Water and Power Revenue Refunding Bonds, VRDN,
                            Sub-Series B-3, 2.35% due 7/01/2034 (a).....................................            15,600
                  33,430    Los Angeles County, California, Capital Asset Leasing Corporation, Lease
                            Revenue Bonds, CP, 2.25% due 12/05/2001.....................................            33,430
                  30,000    Los Angeles County, California, GO, TRAN, 3.75% due 6/28/2002...............            30,249
                  12,999    Los Angeles County, California, Housing Authority, M/F Housing
                            Revenue Refunding Bonds (Malibu Meadows II), VRDN, Series C,
                            2.20% due 4/15/2028 (a)(f)..................................................            12,999
                            Los Angeles County, California, Metropolitan Transportation Authority,
                            Revenue Refunding Bonds, MSTR, VRDN (a)(e):
                  58,975         Series SGB 1, 2.13% due 7/01/2025......................................            58,975
                  40,850         Series SGB 2, 2.13% due 7/01/2021......................................            40,850

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
California                  Los Angeles County, California, Metropolitan Transportation Authority,
(continued)                 Sales Tax Revenue Bonds, FLOATS (a):
                 $ 6,000         Series SG-46, 2.08% due 7/01/2017 (d)..................................        $    6,000
                  35,000         Series SG-55, 2.08% due 7/01/2018 (b)..................................            35,000
                  26,000    Los Angeles County, California, Schools Pooled Financing Program, GO
                            (Pooled Transit), Series A, 3.50% due 7/01/2002 (e)....................                 26,157
                  26,200    Metropolitan Water District of Southern California, Revenue Refunding Bonds,
                            VRDN, Series B-2, 2.20% due 7/01/2020 (a)...................................            26,200
                            Metropolitan Water District of Southern California, Waterworks Revenue
                            Refunding Bonds, VRDN (a):
                  33,300         Series B-2, 2.25% due 7/01/2035........................................            33,300
                  14,900         Series B-4, 2.20% due 7/01/2035........................................            14,900
                   7,435    Monrovia, California, Unified School District, GO, MSTR, VRDN, Series SGA 70,
                            2.30% due 8/01/2022 (a)(b).............................................                  7,435
                            Municipal Securities Trust Certificates, California, GO, VRDN, Class A (a):
                  24,550         Series 2000-97, 1.95% due 9/01/2016 (c)................................            24,550
                  20,860         Series 2001-118, 2.50% due 3/03/2009...................................            20,860
                   6,380    National City, California, Community Development Commission, Tax
                            Allocation Revenue Bonds (Redevelopment Project), VRDN, Series B,
                            2.25% due 8/01/2025 (a).....................................................             6,380
                            Newport Beach, California, Revenue Bonds (Hoag Memorial Presbyterian
                            Hospital), VRDN (a):
                  12,500         Series A, 2.05% due 12/01/2029.........................................            12,500
                  25,000         Series B, 2.05% due 12/01/2029.........................................            25,000
                  20,000         Series C, 2.05% due 12/01/2029.........................................            20,000
                  13,570    Port Oakland, California, Port Revenue Bonds, MSTR, VRDN, Series SG 112,
                            2.15% due 11/01/2025 (a)(b).................................................            13,570
                   3,150    Redlands, California, M/F Housing Revenue Bonds (Orange Village Apartments
                            Project), VRDN, AMT, Series A, 2.25% due 8/01/2018 (a)......................             3,150
                  12,600    Sacramento, California, Housing Authority, M/F Housing Revenue Bonds
                            (Greenfair Apartments), VRDN, AMT, Series G, 2% due 12/01/2030 (a)..........            12,600
                  35,000    Sacramento, California, Municipal Utility District, CP, 2.60% due 10/01/2001            35,000
                   5,760    Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                            MSTR, VRDN, Series SGB 4, 2.13% due 8/15/2021 (a)(d)........................             5,760
                   9,400    Sacramento, California, Municipal Utility District, Electric Revenue
                            Refunding Bonds, MSTR, VRDN, Series SGA 5, 2.30% due 11/15/2006 (a)(e)......             9,400
                   3,000    Sacramento County, California, GO, TRAN, 5% due 10/04/2001..................             3,001
                  10,000    San Bernardino County, California, COP, Refunding (Medical Center Financing
                            Project), VRDN, 2.08% due 8/01/2026 (a)(b)..................................            10,000
                   5,700    San Bernardino County, California, Residential Mortgage Revenue Refunding
                            Bonds (Ramona Garden), VRDN, Series A, 2.35% due 2/01/2017 (a)..............             5,700
                   7,000    San Diego, California, Sewer Revenue Bonds, FLOATS, Series SG 14,
                            2.08% due 5/15/2020 (a)(d)..................................................             7,000
                            San Diego, California, Unified Port District, CP:
                  10,801         2.55% due 10/16/2001...................................................            10,801
                  20,134         AMT, 2.60% due 10/16/2001..............................................            20,134
                   3,500    San Diego, California, Unified School District, TRAN, Series A,
                            5.25% due 10/04/2001........................................................             3,501
                  26,500    San Diego County, California, School District Note Participants Revenue
                            Bonds, TRAN, Series C, 6% due 10/04/2001....................................            26,508

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
California                  San Francisco, California, City and County Airport Commission, International
(concluded)                 Airport Revenue Bonds, MSTR, VRDN (a):
                 $ 7,705         AMT, Series SGA-56, 2.30% due 5/01/2026 (b).............................       $    7,705
                  28,005         Series SG-115, 2.15% due 5/01/2020 (c)..................................           28,005
                  16,555         Series SG-116, 2.15% due 5/01/2026 (b)..................................           16,555
                  25,000    San Jose, California, M/F Housing Revenue Bonds (Siena Renaissance
                            Square Apartments), VRDN, 2.30% due 12/01/2029 (a)...........................           25,000
                   2,000    San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue
                            Bonds, FLOATS, Series SG-49, 2.08% due 11/15/2020 (a)(c).....................            2,000
                  35,000    San Juan, California, Unified School District, GO, TRAN, 4.50% due 10/24/2001           35,019
                   7,200    San Leandro, California, Unified School District, GO, TRAN,
                            3.50% due 7/02/2002..........................................................            7,245
                   9,935    Santa Clara, California, Electric Revenue Refunding Bonds, MSTR, VRDN,
                            Series SGA-75, 2.30% due 7/01/2027 (a)(d)....................................            9,935
                  25,000    Santa Cruz County, California, Board of Education, GO, TRAN,
                            3.25% due 7/02/2002..........................................................           25,115
                   8,315    Santa Cruz County, California, Public Financing Authority Revenue Bonds,
                            MSTR, VRDN, Series SG-23, 2.08% due 9/01/2023 (a)(b).........................            8,315
                   5,225    Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                            Project), VRDN, Series A, 2.25% due 6/01/2018 (a)............................            5,225
                   3,370    Shafter, California, IDA, IDR (Building Materials Manufacturing Corporation
                            Project), VRDN, AMT, 2.30% due 6/01/2029 (a).................................            3,370
                   3,550    Simi Valley, California, Community Redevelopment Agency, M/F Housing
                            Revenue Bonds (Ashlee Manor Project), VRDN, AMT, Series A,
                            2.40% due 10/01/2017 (a).....................................................            3,550
                  12,000    Simi Valley, California, M/F Housing Revenue Bonds (Shadowridge Apartments),
                            VRDN, 2.15% due 9/01/2019 (a)................................................           12,000
                  30,000    South Coast, California, Local Education Agencies, GO, TRAN,
                            3.25% due 6/28/2002..........................................................           30,133
                   9,000    Southern California, Home Financing Authority, S/F Revenue Bonds, AMT,
                            Series A-2, 2.45% due 2/01/2002 (f)(g).......................................            9,000
                  20,700    Southern California Public Power Authority, Power Project Revenue Refunding
                            Bonds (Palo Verde Project), VRDN, Series B, 2.20% due 7/01/2009 (a)(d).......           20,700
                            Southern California Public Power Authority, Transmission Project Revenue
                            Refunding Bonds (Southern Transmission), VRDN (a):
                  24,400         2.20% due 7/01/2019 (d).................................................           24,400
                  38,700         Series A, 2.25% due 7/01/2021 (e).......................................           38,700
                  14,800    University of California, Board of Regents, CP, Series A, 2.30% due
                            11/06/2001...................................................................           14,800
                  13,300    Upland, California, Apartment Development Revenue Refunding Bonds
                            (Mountain Springs--Issue A), VRDN, 2.20% due 11/15/2028 (a)(f)...............           13,300
                   7,555    Watereuse Finance Authority, California, Revenue Bonds, VRDN,
                            5% due 5/01/2028 (a)(e)......................................................            7,555
---------------------------------------------------------------------------------------------------------------------------

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)      (IN THOUSANDS)

                   Face
State             Amount                                          Issue                                            Value
---------------------------------------------------------------------------------------------------------------------------
Puerto Rico--               Government Development Bank, Puerto Rico, CP:
4.1%             $ 8,500         2.20% due 10/11/2001...................................................        $    8,500
                   7,255         2.30% due 10/26/2001...................................................             7,255
                  26,500         2.25% due 10/31/2001...................................................            26,500
                  10,000         2.55% due 10/31/2001...................................................            10,000
                  28,780         2.65% due 10/31/2001...................................................            28,780
                   4,000    Puerto Rico Commonwealth, FLOATS, Series PMD-8, 2.28% due 7/01/2026 (a)(b)               4,000
                  10,700    Puerto Rico Commonwealth, Government Development Bank, Revenue
                            Refunding Bonds, VRDN, 1.90% due 12/01/2015 (a)(b)..........................            10,700
                   3,450    Puerto Rico Commonwealth, Highway and Transportation Authority,
                            Transportation Revenue Bonds, FLOATS, Series PMD-9, 2.28%
                            due 7/01/2026 (a)(e)........................................................             3,450
---------------------------------------------------------------------------------------------------------------------------
                            Total Investments (Cost--$2,477,290*)--103.1%...............................         2,477,290

                            Liabilities In Excess of Other Assets--(3.1%)...............................           (74,977)
                                                                                                                ----------
                            Net Assets--100.0%..........................................................        $2,402,313
                                                                                                                ==========
==========================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e)   FSA Insured.
(f)   FNMA Collateralized.
(g)   GNMA Collateralized.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001


Assets:
Investments, at value (identified cost--$2,477,290,352) .......................                     $ 2,477,290,352
Cash ..........................................................................                             948,982
Receivables:
  Interest ....................................................................   $    11,912,293
  Securities sold .............................................................             4,653        11,916,946
                                                                                  ---------------
Prepaid registration fees and other assets ....................................                              45,221
                                                                                                    ---------------
Total assets ..................................................................                       2,490,201,501
                                                                                                    ---------------
Liabilities:
Payables:
  Securities purchased ........................................................        86,385,660
  Investment adviser ..........................................................           768,520
  Distributor .................................................................           562,602
  Beneficial interest redeemed ................................................            18,138        87,734,920
                                                                                  ---------------
Accrued expenses and other liabilities ........................................                             153,733
                                                                                                    ---------------
Total liabilities .............................................................                          87,888,653
                                                                                                    ---------------
Net Assets ....................................................................                     $ 2,402,312,848
                                                                                                    ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized ....................................................................                     $   240,301,560
Paid-in capital in excess of par ..............................................                       2,162,712,377
Accumulated realized capital losses--net ......................................                            (701,089)
                                                                                                    ---------------
Net Assets--Equivalent to $1.00 per share based on 2,403,015,597 shares of
beneficial interest outstanding ...............................................                     $ 2,402,312,848
                                                                                                    ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Interest and amortization of premium and discount earned .................                     $    32,974,350

Expenses:
Investment advisory fees .................................................   $     4,864,136
Distribution fees ........................................................         1,470,813
Accounting services ......................................................           156,876
Transfer agent fees ......................................................            98,335
Custodian fees ...........................................................            55,212
Professional fees ........................................................            32,933
Registration fees ........................................................            32,817
Printing and shareholder reports .........................................            19,595
Pricing fees .............................................................             9,028
Trustees' fees and expenses ..............................................             7,703
Other ....................................................................            13,388
                                                                             ---------------
Total expenses ...........................................................                           6,760,836
                                                                                               ---------------
Investment income--net ...................................................                          26,213,514
Realized Gain on Investments--Net ........................................                               9,725
                                                                                               ---------------
Net Increase in Net Assets Resulting from Operations .....................                     $    26,223,239
                                                                                               ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                               For the Six        For the
                                                                              Months Ended      Year Ended
                                                                              September 30,      March 31,
Increase (Decrease) in Net Assets:                                                 2001             2001
--------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ...................................................   $    26,213,514   $    70,225,407
Realized gain (loss) on investments--net .................................             9,725          (181,614)
                                                                             ---------------   ---------------
Net increase in net assets resulting from operations .....................        26,223,239        70,043,793
                                                                             ---------------   ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ....................       (26,213,514)      (70,225,407)
                                                                             ---------------   ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .........................................     4,628,209,519     8,950,461,133
Value of shares issued to shareholders in reinvestment of dividends ......        26,204,538        70,235,396
                                                                             ---------------   ---------------
                                                                               4,654,414,057     9,020,696,529
Cost of shares redeemed ..................................................    (4,681,285,341)   (8,903,494,977)
                                                                             ---------------   ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions ....................................................       (26,871,284)      117,201,552
                                                                             ---------------   ---------------
Net Assets:
Total increase (decrease) in net assets ..................................       (26,861,559)      117,019,938
Beginning of period ......................................................     2,429,174,407     2,312,154,469
                                                                             ---------------   ---------------
End of period.............................................................   $ 2,402,312,848   $ 2,429,174,407
                                                                             ===============   ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have
been derived from information provided          For the Six
in the financial statements.                    Months Ended                       For the Year Ended March 31,
                                                September 30,       ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:             2001               2001              2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .........   $      1.00        $      1.00       $      1.00       $      1.00      $     1.00
                                                 -----------        -----------       -----------       -----------      ----------
Investment income--net .......................           .01                .03               .03               .03             .03
                                                 -----------        -----------       -----------       -----------      ----------
Realized gain (loss) on investments--net .....            --+                --+               --+               --+             --+
                                                 -----------        -----------       -----------       -----------      ----------
Total from investment operations .............           .01                .03               .03               .03             .03
                                                 -----------        -----------       -----------       -----------      ----------
Less dividends from investment income--net ...          (.01)              (.03)             (.03)             (.03)           (.03)
                                                 -----------        -----------       -----------       -----------      ----------
Net asset value, end of period ...............   $      1.00        $      1.00       $      1.00       $      1.00      $     1.00
                                                 ===========        ===========       ===========       ===========      ==========
Total Investment Return ......................         2.17%*             3.02%             2.59%             2.68%           3.06%
                                                 ===========        ===========       ===========       ===========      ==========
Ratios to Average Net Assets:
Expenses .....................................          .57%*              .58%              .58%              .58%            .59%
                                                 ===========        ===========       ===========       ===========      ==========
Investment income--net .......................         2.22%*             2.98%             2.56%             2.63%           3.00%
                                                 ===========        ===========       ===========       ===========      ==========
Supplemental Data:
Net assets, end of period (in thousands) .....   $ 2,402,313        $ 2,429,174       $ 2,312,154       $ 2,270,864      $2,005,663
                                                 ===========        ===========       ===========       ===========      ==========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $13,359 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $711,000, of which $11,000 expires in 2002, $476,000 expires in 2003, $42,000 expires in 2006 and $182,000 expires in 2009. This amount will be available to offset a like amount of any future taxable gains.

CMA CALIFORNIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers
                [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA California
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #11211--9/01